UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           November 14, 2005
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                            Advanced Biotherapy, Inc.
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             (Exact name of registrant as specified in its chapter)

           Delaware                        0-26323               51-0402415
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 (State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                    File Number)        Identification No.)

6355 Topanga Canyon Boulevard, Suite 510               91367
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Woodland Hills, California                          (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.        OTHER EVENTS.

     The Registrant reported that Keith Gregg, managing partner of BioPharm Development Group, LLC a retained, global business development and licensing firm, and Paul Hopper, acting director of business Development for Advanced Biotherapy have joined the Company's Board of Directors, as more specifically described in the press release filed as Exhibit 99.1.

EXHIBIT

Designation                                Description of Exhibit
99.1                                       Press Release dated 11/14/05

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED BIOTHERAPY, INC.
                                        (Registrant)


Date:    November 14, 2005          By:  /s/Edmond Buccellato
                                         ---------------------------------------
                                         Edmond Buccellato, President and CEO

                                INDEX TO EXHIBITS

Exhibit                                     Description
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99.1                                        Press Release dated 11/14/05